SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the registrant  ☒

Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material under Rule 14a-12

Global Crossing Limited

(Name of Registrant as specified in its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4), and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transactions applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

GLOBAL CROSSING LIMITED	Shareholder Meeting to be held on June 24, 2008
** IMPORTANT NOTICE **	Proxy Material Available
Regarding the Availability of Proxy Material	1 Combined Document
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. information We encourage you to access the proxy and review all of the important information contained in the proxy material before voting.

PROXY MATERIAL - VIEW OR RECEIVE
Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before June 11, 2008

HOW TO VIEW MATERIAL VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL
1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com
*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote	Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Meeting Information
Meeting Type: Meeting Date: Meeting Time: For holders as of:	Annual Meeting June 24, 2008 9:00 AM EDT April 25, 2008

Meeting Location:
Hilton Short Hills, 41 John F. Kennedy Parkway, Short Hills, NJ

How To Vote
Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet To vote now by Internet, go to
WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Voting items
The Board of Directors recommends that you vote “For” the following.

1. Election of Directors
Nominees
01 Charles Macaluso 02 Michael Rescoe

The Board of Directors recommends you vote FOR the following proposal(s).

2       To appoint Ernst & Young LLP as the independent registered public accounting firm of Global Crossing Limited for the year ending December 31, 2008 and to authorize the Audit Committee to determine their remuneration

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	CONTROL # g	0000 0000 0000

Broadridge Internal Use Only
Acct #
Shares
Cusip
Job #
Envelope #
Sequence #
# of # Sequence #

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
Job #
Envelope #
Sequence #
# of # Sequence #